SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2007

Waterbank of America (USA) Inc.
(Exact name of registrant as specified in its charter)

Utah	0-51075	38-3749557
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Espirito Santo Plaza
1395 Brickell Avenue, Suite 1020
Miami, Florida    33131
(Address of principal executive offices including zip code)

(786) 597-5282
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Waterbank of America (USA) Inc.'s (the "Registrant's) beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements and other conditions which could cause the Registrant's actual results to differ from management's current expectations are contained in Registrant's filings with the Securities and Exchange Commission. The Registrant undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Registrant received the resignation of Stewart B. Levitan as its Executive Vice President and Chief Operating Officer effective as of June 14, 2007, and concurrently entered into a 5-month consultancy agreement with Mr. Levitan for a period ending November 15, 2007. Mr. Levitan's resignation as an executive officer of the Registrant did not involve a disagreement with the Registrant on any matter relating to the Registrant's operations, policies and practices. The Chief Operating Officer position will remain vacant at this time.

Item 8.01    Other Events.

On June 11, 2007, the Registrant distributed a letter dated May 29, 2007 to its shareholders. A copy of the shareholder communication letter is attached as Exhibit 99.1 hereto.

On June 15, 2007, the Registrant issued a press release announcing an exclusive distribution agreement for its ICEROCKS product with Kruytbergh Foodservice B.V., a leading distributor of super-premium beverages for Belgium, the Netherlands, Luxembourg and Germany. A copy of the press release is attached as Exhibit 99.2 hereto.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

99.1 Waterbank of America (USA) Inc. Letter to Shareholders dated May 29, 2007.
99.2 Press Release dated June 15, 2007.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2007	WATERBANK OF AMERICA (USA) INC. By: /s/ MICHEL P. PELLETIER MICHEL P. PELLETIER President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Waterbank of America (USA) Inc. Letter to Shareholders dated May 29, 2007. Also provided in PDF format as a courtesy.
99.2	Press Release dated June 15, 2007. Also provided in PDF format as a courtesy.